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                                  EXHIBIT 10.83

                               First Amendment To
                Agreement For Purchase and Sale of Real Property
                         And Joint Escrow Instructions,
                             as of October 15, 2003,
                                  by and among
                   L-O Coronado Holding II, Inc. ("Holding"),
                   L-O Coronado Hotel, Inc., ("Operator"), and
                          L-O Coronado IP, Inc. ("IP")
                          (collectively, "Seller"), and
                        CNL Hospitality Corp., ("Buyer")

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                               FIRST AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                          AND JOINT ESCROW INSTRUCTIONS

         THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (the "AMENDMENT') is made and entered into as of October 15, 2003 by and among L-O CORONADO HOLDING II, INC. ("HOLDING"), L-O CORONADO HOTEL, INC. ("OPERATOR"), and L-O CORONADO IP, INC. ("IP") (Holding, Operator and IP being sometimes hereinafter collectively referred to as "SELLER"), and CNL HOSPITALITY CORP. ("BUYER"), with reference to the following facts:

                                R E C I T A L S:

         A. Seller and Buyer have entered into that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of September 23, 2003 (the "PURCHASE AGREEMENT") relating to Buyer's proposed acquisition of the Hotel (as defined in the Purchase Agreement).

         B. Seller and Buyer now desire to amend the Purchase Agreement as set forth below.

         C. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meanings ascribed to such terms in the Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

         1. Waiver of Right of Termination. Notwithstanding anything contained in Section 4.9 of the Purchase Agreement to the contrary, the full execution and delivery of this Amendment by Buyer and Seller shall be deemed to constitute Buyer's written notice to Seller and Escrow Agent of the election to proceed with the purchase of the Hotel under the Purchase Agreement, as contemplated by Section 4.9 thereof.

         2. Assumption/Defeasance of Existing Loan. The last full paragraph of Section 7.4 of the Purchase Agreement is hereby deleted in its entirety and the following language is hereby substituted in lieu thereof:

                  "Notwithstanding any other provision hereof, concurrently with Buyer's efforts to assume the Existing Loan as aforesaid, Buyer may, at its election, also pursue prepayment or defeasance of the Existing Loan at Closing in accordance with the terms of the Loan Agreement or as otherwise permitted by Lender, and Seller shall reasonably cooperate with Buyer's efforts in this regard (including, without limitation, formation by Seller of a Successor Borrower, as defined in the Loan Agreement); subject, however, to the following:

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                  (i)      Buyer shall pay all costs of any such prepayment or
                  defeasance (collectively, "DEFEASANCE COSTS") including, without limitation, Seller's reasonable out-of-pocket expenses incurred in connection therewith in excess of the positive difference (if any) between Twenty Thousand Dollars ($20,000) and the aggregate out-of-pocket expenses incurred by Seller in connection with Buyer's efforts to assume the Existing Loan as aforesaid. At Buyer's option, Buyer may cover all or any portion of such Defeasance Costs by way of an increase in the Purchase Price (which Defeasance Costs shall include any increase in title premiums, or documentary transfer taxes and any other incidental costs to Seller, resulting from any such increase in Purchase Price);

                  (ii) Any notice to Lender of an election to prepay or defease the Existing Loan shall be given sufficiently in advance of the Last Closing Date to permit such defeasance or prepayment to be effected by the Last Closing Date;

                  (iii) Buyer shall Indemnify Seller from and against any Claim by Lender resulting from Buyer's election to defease or prepay the Existing Loan and then failing to close the purchase of the Hotel and such defeasance or prepayment, unless such failure is due to Seller's breach or default;

                  (iv) Any election to so defease or prepay the Existing Loan shall not relieve Buyer of its obligations under this
                  Section 7.4 with respect to assumption of the Existing Loan if for any reason other than Seller's breach or default such defeasance or prepayment cannot be accomplished by the Last Closing Date; and

                  (v) Buyer shall have the right to extend the Closing Date (and, if necessary, the Last Closing Date) if, in Buyer's good faith judgment, such extension is required in order to permit the defeasance or prepayment of the Existing Loan at Closing, but such extension may not be to a date later than December 31, 2003."

         3. Exclusion of Certain Assumed Contracts. The reference to "Approval Date" appearing in clause (A) of the last sentence of Section 2 of the Purchase Agreement is hereby changed to November 1, 2003.

         4. Title Objections. The first reference to "Seller" in the third to the last line of Section 4.4 of the Purchase Agreement is hereby changed to "Buyer".

         5. Assignment. The phrase "Buyer and KSL" appearing in the fifth line of Section 14 of the Purchase Agreement is hereby changed to "Buyer and/or KSL".

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         6.       Substitution/Attachment of Exhibits. Exhibits A, H, I, K, M,
Q, T and U attached to this Amendment are the "final" forms of such Exhibits for all purposes under the Purchase Agreement and are hereby substituted for the corresponding exhibits currently attached to the Purchase Agreement or which have heretofore been provided by Seller pursuant to Section 17 of the Purchase Agreement. With respect to Exhibit J, the parties shall attach the final form of Exhibit J to the Agreement within five (5) business days after the date hereof. For the avoidance of doubt, no further amendments, modifications or substitutions of any of the Exhibits to the Purchase Agreement, other than Exhibit J, shall be permitted pursuant to Section 17 thereof.

         7. Effect of Amendment. Except as expressly modified hereby, the Purchase Agreement shall remain in full force and effect.

         8. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment may be executed and delivered by facsimile transmission.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:                         L-O CORONADO HOLDING II, INC., a
                                Delaware corporation

DATED: October 15, 2003         By: /s/ Ronald E. Silva
                                    --------------------------------------------
                                Name:  Ronald E. Silva
                                Title: EVP

                                L-O CORONADO HOTEL, INC., a Delaware
                                corporation

DATED: October 15, 2003         By: /s/ Ronald E. Silva
                                    --------------------------------------------
                                Name:  Ronald E. Silva
                                Title: EVP

                                L-O CORONADO IP, INC., a Delaware
                                corporation

DATED: October 15, 2003         By: /s/ Ronald E. Silva
                                    --------------------------------------------
                                Name:  Ronald E. Silva
                                Title: EVP

BUYER:                          CNL HOSPITALITY CORP., a Florida
                                corporation

DATED: October 15, 2003         By: /s/ Paul H. Williams
                                    --------------------------------------------
                                Name:  Paul H. Williams
                                Title: Senior Vice President

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